As filed with the Securities and Exchange Commission on April 26, 2004
                                                     1933 Act File No. 002-94932
                                                     1940 Act File No. 811-04181

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                       Pre-Effective Amendment No. ___                 [ ]
                      Post-Effective Amendment No. 22                  [X]

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
                             Amendment No. 22                          [X]

                    FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Larry Lavoie, Esq.
                    First Investors U.S. Government Plus Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

      [ ]  immediately upon filing pursuant to paragraph (b)
      [X]  on May 1, 2004 pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)
      [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                    FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Prospectus for First Investors U.S. Government Plus Fund

      Statement of Additional Information for First Investors U.S. Government Plus Fund

      Part C - Other Information

      Signature Page

      Exhibits

[LOGO] FIRST INVESTORS


U.S. GOVERNMENT PLUS FUND - 1ST FUND










      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

                                    CONTENTS

OVERVIEW OF THE FUND


[ ]   What is the U.S. Government Plus Fund - 1ST Fund?........................3

      [ ]     Objectives.......................................................3
      [ ]     Principal Investment Strategies..................................3
      [ ]     Principal Risks..................................................3


[ ]   How has the Fund performed?..............................................4

[ ]   What are the fees and expenses of the Fund?..............................6


THE FUND IN DETAIL


[ ]   What are the Fund's objectives, principal
      investment strategies and principal risks?...............................7

[ ]   Fund Management..........................................................8


BUYING AND SELLING SHARES

[ ]   How and when does the Fund price its shares?.............................8

[ ]   How do I buy shares?.....................................................8


[ ]   How do I sell shares?....................................................9


ACCOUNT POLICIES

[ ]   What about dividends and capital gain distributions?.....................9

[ ]   What about taxes?........................................................9

FINANCIAL HIGHLIGHTS..........................................................10

                              OVERVIEW OF THE FUND

                WHAT IS THE U.S. GOVERNMENT PLUS FUND - 1ST FUND?

OBJECTIVES:       The Fund  seeks  first to  generate  income  and,  to a lesser extent, to achieve long-term capital appreciation.

PRINCIPAL         The Fund primarily  invests in non-callable  zero coupon bonds
INVESTMENT        issued or guaranteed by the U.S.  Government,  its agencies or
STRATEGIES:       instrumentalities  that mature on or around the maturity  date of the Fund  (December 31, 2004).  A very small portion of the
                  Fund's  assets  are  invested   opportunistically   in  equity
                  securities  of  companies  with small  market  capitalizations
                  ("small-cap stocks"), which have the potential for substantial
                  long-term  growth.   With  respect  to  that  portion  of  its
                  portfolio that is invested in stocks, the Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund needs cash to meet redemptions. Based on the current composition of the Fund's portfolio, the Fund anticipates that its portfolio will be entirely in cash or cash equivalents by November 15, 2004 and that distributions to shareholders will be made on or about December 31, 2004.

PRINCIPAL         The main risk of investing in the Fund is interest  rate risk.
RISKS:            The  zero  coupon  bonds  held by the Fund  are  sensitive  to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds of the same maturities that pay interest periodically. To a lesser degree, an investment in the Fund is subject to stock market risk due to its holdings of small-cap stocks. Small-cap stocks carry more risk than larger-cap stocks because they are often in the early stages of development, depend on a small number of products or services, lack substantial financial resources, and lack predictable earnings. Small-cap stocks also tend to be less liquid and experience sharper price fluctuations than stocks of companies with larger capitalizations.


                  Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                           HOW HAS THE FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's shares for each of the last ten calendar years (or the life of the Fund, if less). The bar chart does not reflect sales charges that you may pay upon purchase of Fund shares. If they were included, the returns would be less than those shown.


                           U.S. GOVERNMENT PLUS FUND

                          [ BAR CHART GRAPHIC OMITTED]



The chart contains the following plot points:

1994     1995    1996   1997   1998    1999    2000    2001    2002    2003

-10.90%  28.29%  -1.86% 9.10%  11.47%  -5.12%  11.22%  7.55%   6.65%   1.44%


During the periods shown, the highest quarterly return was 10.77% (for the quarter ended June 30, 1995), and the lowest quarterly return was -7.77% (for the quarter ended March 31, 1994).


THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows the Fund's average annual total returns, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge. The returns are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.


Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2003)

--------------------------------------------------------------------------------
                                                1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                             -6.70%      2.47%      4.42%
Return After Taxes on Distributions             -9.36%     -0.66%      1.12%
Return After Taxes on Distributions and
Sale of Fund Shares                             -4.15%      0.13%      1.72%

--------------------------------------------------------------------------------
Indices
Lehman Brothers Long Term Treasury Index
(reflects no deduction for fees, expenses
or taxes)                                        2.48%      6.48%      7.90%
Lehman Brothers Intermediate Index
(reflects no deduction for fees, expenses
or taxes)                                        2.11%      5.97%      6.21%
--------------------------------------------------------------------------------

                   WHAT ARE THE FEES AND EXPENSES OF THE FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                                8.00%*
Maximum deferred sales charge (load) (as a
  percentage of the lower of purchase price
  or redemption price)                                   None


* THE FUND IS NOT CURRENTLY BEING SOLD, EXCEPT TO EXISTING SHAREHOLDERS THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS FROM THE FUND. DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED AT NAV.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


--------------------------------------------------------------------------------
                                   TOTAL ANNUAL
  MANAGEMENT         OTHER        FUND OPERATING                       NET
     FEES           EXPENSES         EXPENSES        FEE WAIVERS     EXPENSES
      (1)              (2)              (2)              (1)            (2)
--------------------------------------------------------------------------------
    1.00%            1.45 %            2.45%            1.35%          1.10%
--------------------------------------------------------------------------------

(1) The Adviser has contractually agreed with the Fund's Board of Trustees ("Board") to waive Management Fees for the fiscal year ending December 31, 2004 to the extent that Total Annual Fund Operating Expenses exceed 1.10%. The Board may change or eliminate this fee waiver at any time.

(2) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Other Expenses, Total Annual Fund Operating Expenses or Net Expenses.


EXAMPLE


This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except in year one which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
     ONE YEAR            THREE YEARS           FIVE YEARS          TEN YEARS
--------------------------------------------------------------------------------
       $903                 $1,384               $1,889              $3,269
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL



WHAT ARE THE FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

OBJECTIVES:       The Fund  seeks  first to  generate  income  and,  to a lesser extent, achieve long-term capital appreciation.

PRINCIPAL         Under normal circumstances,  the Fund will invest at least 80%
INVESTMENT        of its net assets in  obligations  issued or  guaranteed as to
STRATEGIES:       payment of principal and interest by the U.S. Government,  its agencies or instrumentalities  ("Government securities").  The
                  Fund will notify  shareholders  at least 60 days before making any change to this 80% policy. Substantially all of the Fund's assets are invested in non-callable, zero coupon U.S. Treasury
                  Strips that will mature  shortly  before the maturity  date of the Fund (December 31, 2004). These Government  securities are
                  guaranteed   by  the  full   faith  and  credit  of  the  U.S.
                  Government. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. The discounts from face values at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the discounts from face value are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment assuming full payment is made by the issuer upon maturity. Based on the current composition of the Fund's portfolio, the Fund anticipates that its portfolio will be entirely in cash or cash equivalents by November 15, 2004 and that distributions to shareholders will be made on or about
                  December 31, 2004.


                  A very small portion of the Fund's assets are invested opportunistically in equity securities of companies with small market capitalizations, which have the potential for substantial long-term growth. The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. Because these companies tend to be smaller, their growth potential is often greater.

                  The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. The Fund may sell an investment when it needs cash to meet redemptions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective.


                  As the Fund's maturity date approaches, the Fund's holdings of
                  bonds  and  stocks  will  be  liquidated   and  reinvested  in
                  short-term U.S. government securities.


                  Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL         Any  investment  carries  with  it  some  level  of  risk.  An
RISKS:            investment   offering  greater   potential  rewards  generally
                  carries greater risks. Here are the principal risks of investing in the U.S. Government Plus Fund:

                  INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

                  The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                  MARKET RISK: Because this Fund invests in a few stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks because small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets.


                  Small-cap companies are generally dependent on a small number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, and may depend on a small, inexperienced management group.

                  LIQUIDITY RISK: Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

                  OTHER RISKS: Because the Fund is not selling shares to the public, except to existing shareholders through reinvestments of dividends or distributions from the Fund, redemptions by shareholders could require the Fund to sell securities at unfavorable prices and could raise the remaining shareholders' pro rata share of expenses for the Fund.


                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of December 31, 2003, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $6.2 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended December 31, 2003, FIMCO received advisory fees, net of waiver (if any), of 0.60% of the Fund's average daily net assets.


The Fund is managed by a team of portfolio managers.

                            BUYING AND SELLING SHARES

                  HOW AND WHEN DOES THE FUND PRICE ITS SHARES?


The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.


The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

                              HOW DO I BUY SHARES?

The Fund is not currently being sold, except to existing shareholders through reinvestment of dividends or distributions from the Fund. Dividends and distributions are reinvested at NAV.

                              HOW DO I SELL SHARES?


You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198.


Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).


If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum.


The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

                                ACCOUNT POLICIES

              WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?


To the extent that it has net investment income, the Fund will declare and pay dividends from net investment income on an annual basis. The Fund will distribute any net realized capital gains on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gain.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and other distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).


                                WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends and distributions of short-term capital gains (if any) are taxable to you as ordinary income. Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

FINANCIAL HIGHLIGHTS

The  financial  highlights  tables  are  intended  to help  you  understand  the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

----------------------------------------------------------------------------------------------------------
                                             PER SHARE DATA
----------------------------------------------------------------------------------------------------------
                      INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                      ---------------------------------         -----------------------
                                     NET
                                  REALIZED
                                     AND
         NET ASSET                UNREALIZED
           VALUE         NET         GAIN     TOTAL FROM       NET        NET                   NET ASSET
         BEGINNING    INVESTMENT  (LOSS) ON   INVESTMENT   INVESTMENT   REALIZED      TOTAL     VALUE END
          OF YEAR      INCOME    INVESTMENTS  OPERATIONS     INCOME      GAINS    DISTRIBUTION   OF YEAR
----------------------------------------------------------------------------------------------------------
1999       $10.23       $.681     $(1.205)     $(.524)        $.681      $.145       $.826       $8.88
2000         8.88        .680        .317        .997          .681       .136        .817        9.06
2001         9.06        .682        .002        .684          .682       .092        .774        8.97
2002         8.97        .695       (.098)       .597          .695       .282        .977        8.59
2003         8.59        .663       (.539)       .124          .663       .101        .764        7.95
----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                       RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
                                                                  RATIO TO AVERAGE NET
                                                                 ASSETS BEFORE EXPENSES
                                           RATIO TO AVERAGE              WAIVED
                                              NET ASSETS*              OR ASSUMED
                                              -----------              ----------
                                NET
                              ASSETS,
                              END OF                    NET                     NET        PORTFOLIO
             TOTAL RETURN    YEAR (IN    EXPENSES    INVESTMENT  EXPENSES    INVESTMENT     TURNOVER
                 (%)+       THOUSANDS)      (%)      INCOME (%)     (%)      INCOME (%)     RATE (%)
-------------------------------------------------------------------------------------------------------
1999            (5.12)        $1,090        1.10        6.65        2.08        5.67           1
2000             11.22         1,093        1.10        7.18        2.26        6.02           0
2001             7.55          1,098        1.10        7.04        2.24        5.90           0
2002             6.65          1,017        1.10        7.08        2.61        5.57           2
2003             1.44            941        1.10        7.32        2.45        5.97           0
-------------------------------------------------------------------------------------------------------
+ Calculated without sales charge.
* Net of expenses waived or assumed.

        [LOGO] FIRST INVESTORS


            U.S. GOVERNMENT PLUS FUND
                   1ST FUND


For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
These Reports include the holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.


SHAREHOLDER MANUAL:
The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares and is incorporated by reference into this prospectus.

To obtain free copies of the Reports, the SAI and the Shareholder Manual, or to request other information, contact the Fund at:


ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026


You can review and copy Fund documents (including the Reports, the Shareholder Manual and the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                     (Investment Company Act File No.  811-4181)

              FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004


95 Wall Street
New York, New York 10005
1-800-423-4026

      First Investors U.S. Government Plus Fund-1st Fund ("U.S. Government Plus" or "Fund") is an open-end management investment company consisting of one series. The investment objectives of the Fund are, first, to generate income and, to a lesser extent, to achieve long-term capital appreciation. There can be no assurances that the objectives of the Fund will be realized.

      Shareholders will be notified prior to the actual maturity date concerning the timing of the Fund's liquidation, distribution of proceeds and rights (if any) to exchange proceeds into other First Investors funds without sales charge. Because the Fund is not selling new shares to the public, except for existing shareholders through reinvestments of dividends of distributions from the Fund, redemptions by shareholders could require the Fund to sell securities at unfavorable prices.


      This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Fund's Prospectus dated May 1, 2004. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, which is attached in Appendix C of this SAI. The financial statements and reports of independent auditors contained in the annual report to shareholders are incorporated by reference. These Fund documents may be obtained free of cost from the Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                -----------------

HISTORY AND CLASSIFICATION OF THE FUNDS........................................3
INVESTMENT STRATEGIES AND RISKS................................................3
Portfolio Turnover.............................................................5
INVESTMENT POLICIES............................................................5
MANAGEMENT OF THE FUND.........................................................7
ADVISORY AGREEMENT AND FEES...................................................10
RESPONSIBILITIES OF THE BOARD OF THE FUND.....................................13
BOARD CONSIDERATION OF ADVISORY AGREEMENT.....................................14
UNDERWRITER...................................................................15
DETERMINATION OF NET ASSET VALUE..............................................15
ALLOCATION OF PORTFOLIO BROKERAGE.............................................17
PURCHASE AND REDEMPTION OF SHARES.............................................17
TAXES.........................................................................18
BENEFICIAL OWNERSHIP..........................................................22
PERFORMANCE INFORMATION.......................................................23
GENERAL INFORMATION...........................................................24
APPENDIX A DESCRIPTION OF COMMERCIAL PAPER RATINGS...........................A-1
APPENDIX B FINANCIAL STATEMENTS..............................................B-1

APPENDIX C SHAREHOLDER MANUAL................................................C-1

                     HISTORY AND CLASSIFICATION OF THE FUNDS

      The U.S. Government Plus Fund is a Massachusetts business trust organized on July 8, 1985. The Fund is a diversified management investment company. The Board of Trustees ("Board") of the Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. Government Plus Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Government Plus Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.


                         INVESTMENT STRATEGIES AND RISKS


      The Fund is currently investing substantially all of its assets in U.S. Treasury STRIPs that will mature on November 15, 2004. The balance of its assets will remain invested in small capitalization stocks until November 15, 2004. The Fund anticipates that its portfolio will be converted entirely into cash or cash equivalents on or about November 15, 2004 and that distributions to shareholders will be made on or about December 31, 2004.

      GOVERNMENT SECURITIES. Government Securities are debt obligations issued by the U.S. Treasury to finance the activities of the U.S. Government. Government Securities that are issued in the form of Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Government. Treasury bills mature (are payable) within one year from the date of issuance and are issued on a discount basis. Treasury bills do not make interest payments. Rather, an investor pays less than the face (or par) value of the Treasury bill and, by holding it to maturity, will receive the face value. Treasury notes and bonds are intermediate and long-term obligations, respectively, and entitle the holder to periodic interest payments from the U.S. Treasury. Accordingly, Treasury notes and bonds are usually issued at a price close to their face value at maturity.


      Zero Coupon Securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest payments. A Zero Coupon Security pays no cash interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value (sometimes referred to as a "deep discount" price).

      In the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the interest portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and interest to be transferred directly through the Federal Reserve Bank's book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems Zero Coupon Securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped interest for the amount of interest, and at the date, stated thereon.

      The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to the Fund until maturity. These securities are purchased with original issue discount, which must be included in the gross income of the Fund as it accrues over the life of the securities. Because interest on Zero Coupon Securities is compounded over the life of the instrument, there is more income in later years, as compared with earlier years, with these securities. While the Fund intends to hold all Zero Coupon Securities until maturity, the market prices of Government Securities move inversely with respect to changes in interest rates prior to their maturity.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 ("1933 Act"). Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutionally buyers under exemptions from registration under the 1993 Act, such as Rule 144A, or in subsequent registered offerings. The Fund may register restricted securities for resale. The registration of securities for resale involves costs and the Fund generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.


      Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. The Fund considers restricted securities to be illiquid unless their adviser or subadviser determines that such securities are liquid under policies and procedures that have been approved by the Board of Trustees ("Board") of the Fund. The Fund also considers repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.


      It may be difficult or impossible for the Fund to resell restricted or illiquid securities. As a result, the Fund could suffer losses by investing in such securities. It may also be difficult to value such securities. The Fund could also incur costs (such as registration fees) to resell restricted securities.

      WHEN-ISSUED SECURITIES. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. Under such an arrangement, delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by the Fund. The purchase price to be paid by the Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities "when-issued." The Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. After the Fund is committed to purchase when-issued securities, but prior to the issuance of the securities, it is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public's perception of the issuer and its creditworthiness. When-issued securities' market prices move inversely with respect to changes in interest rates. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

                               PORTFOLIO TURNOVER


      Although the Fund generally does not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of purchase were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 2002 and 2003, the Fund had portfolio turnover rates of 2% and 0%, respectively.


                               INVESTMENT POLICIES

      The Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940, as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


      The Fund also has adopted the investment policies that are set forth below. The policies that are identified as fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of the Fund without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of the Fund's assets will not cause a violation of the Fund's investment policies.


      The Fund has adopted the following fundamental investment policies. The Fund will not:

      1. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

      2.   Make short sales of securities.

      3.   Write put or call options.

      4. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      5. Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      6. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      7. Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral explorations, provided, however, the Fund may invest in securities secured by real estate or interest in real estate.

      8. Issue any "senior security" as such term is defined by the 1940 Act except as expressly permitted by the 1940 Act.

      9. Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      10. Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its assets.

      11. Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with investment restriction (10) above, provided that the Fund maintains asset coverage of at least 300% for pledged assets.

      12. Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Trustees may, on the request of broker-dealers or other institutional investors that they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans, repurchase agreements with more than seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

      13. Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers that, including predecessors, have a record of less than three years' continuous operation.

      The Fund has adopted the following non-fundamental investment restriction, which may be changed without shareholder approval.

      1. The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      2. Under normal circumstances, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund will notify shareholders at least 60 days before making any change to this 80% policy.


                             MANAGEMENT OF THE FUND

      Set forth below is information about the Trustees, including information about their principal occupations (if any) during the past five years, their investments in the First Investors Funds, and their compensation as Trustees. Information is also set forth concerning Fund officers who are not Trustees. The address of each Trustee and each Officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, NY 10005.

-----------------------------------------------------------------------------------------------------

                                       DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                 POSITION(S)                               PORTFOLIOS      OTHER
                                HELD WITH THE                               IN FUND     TRUSTEESHIPS/
                               FUND AND LENGTH   PRINCIPAL OCCUPATION(S)    COMPLEX     DIRECTORSHIPS
   NAME AND DATE OF BIRTH        OF SERVICE*       DURING PAST 5 YEARS      OVERSEEN       HELD
-----------------------------------------------------------------------------------------------------
Robert M. Grohol  12/16/1932    Trustee since          None/Retired            50          None
                                  6/30/2000
-----------------------------------------------------------------------------------------------------
                                Trustee since
Rex R. Reed        3/19/1922     inception of          None/Retired            50          None
                                   the Fund
-----------------------------------------------------------------------------------------------------
                                Trustee since
Herbert Rubinstein 6/14/1921     inception of          None/Retired            50          None
                                   the Fund
-----------------------------------------------------------------------------------------------------
                                                     Owner of Hampton
                                                        Properties
James M. Srygley  10/17/1932    Trustee since         (real property           50          None
                                  1/19/1995             management
                                                     and investments)
-----------------------------------------------------------------------------------------------------
Robert F. Wentworth 7/5/1929    Trustee since          None/Retired            50          None
                                  10/15/1992
-----------------------------------------------------------------------------------------------------
*Each Trustee serves for an indefinite term with the Fund until his/her successor is elected.  Each date indicates a Trustee's appointment/election to the Fund's Board.

-----------------------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                 POSITION(S)                               PORTFOLIOS      OTHER
                                HELD WITH THE                               IN FUND     TRUSTEESHIPS/
                               FUND AND LENGTH   PRINCIPAL OCCUPATION(S)    COMPLEX     DIRECTORSHIPS
   NAME AND DATE OF BIRTH        OF SERVICE*       DURING PAST 5 YEARS      OVERSEEN       HELD
-----------------------------------------------------------------------------------------------------
Glenn O. Head                   Trustee since    Chairman of First             50          None
8/16/1925                        inception of    Investors Corporation,
                                  the Fund**     Chairman of First
                                                 Investors Consolidated
                                                 Corporation, Chairman of
                                                 First Investors
                                                 Management Company,
                                                 Inc., Chairman of
                                                 Administrative Data
                                                 Management Corp., and
                                                 officer of other
                                                 affiliated companies.***
-----------------------------------------------------------------------------------------------------
Kathryn S. Head                President since   Vice President of First       50          None
12/31/1955                      2001; Trustee    Investors Corporation,
                                    since        President of First
                                 3/17/1994**     Investors Consolidated
                                                 Corporation, President
                                                 of First Investors
                                                 Management Company,
                                                 Inc., President of
                                                 Administrative Data
                                                 Management Corp.,
                                                 Chairman of First
                                                 Investors Federal
                                                 Savings Bank and officer
                                                 of other affiliated
                                                 companies.***
-----------------------------------------------------------------------------------------------------
Larry R. Lavoie                 Trustee since    General Counsel of First      50          None
9/12/1947                        9/17/1998**     Investors Corporation
                                                 and other affiliated
                                                 companies.***
-----------------------------------------------------------------------------------------------------
John T. Sullivan                Trustee since    Of Counsel of Hawkins,        50          None
1/18/1932                        inception of    Delafield & Wood;
                                   the Fund      Director and Chairman of
                                                 Executive Committee of
                                                 First Investors
                                                 Corporation.
-----------------------------------------------------------------------------------------------------

*Each Trustee serves for an indefinite term with the Fund until his/her successor is elected. Each date indicates a Trustee's appointment/election to the Fund's Board.

**Mr. Head and Ms. Head are Interested Directors/Trustees because (a) they are indirect owners of more than 5% of the voting stock of the Adviser and principal underwriter of the Fund and (b) they are officers, directors and employees of the Adviser and principal underwriter of the Fund. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an Interested Trustee of the Fund because he is an officer of, and indirectly owns securities issued by, the Adviser and principal underwriter of the Funds. Mr. Sullivan is an Interested Trustee because he is a director and Chairman of the Executive Committee of First Investors Corporation and he indirectly owns securities issued by the Adviser and principal underwriter of the Fund. ***Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.

--------------------------------------------------------------------------------
                                   OFFICERS WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------
                                POSITION(S) HELD        PRINCIPAL OCCUPATION(S)
                                WITH THE FUND AND
NAME AND DATE OF BIRTH          LENGTH OF SERVICE*        DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Joseph I. Benedek   8/2/1957   Treasurer since 1988     Treasurer and Principal
                                                        Accounting Officer of
                                                        First Investors
                                                        Management Company, Inc.
--------------------------------------------------------------------------------
* Each date indicates an Officer's appointment.

                   TRUSTEE OWNERSHIP OF FIRST INVESTORS FUNDS
                   ------------------------------------------
                             AS OF DECEMBER 31, 2003
                             -----------------------

--------------------------------------------------------------------------------
                             DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES - ALL
                                                         REGISTERED INVESTMENT
                                   DOLLAR RANGE          COMPANIES OVERSEEN BY
                                   OF OWNERSHIP             TRUSTEE IN FIRST
        NAME             FUND         OF FUND          INVESTORS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Robert M. Grohol         None          None                  Over $100,000
--------------------------------------------------------------------------------
Rex R. Reed              None          None                  Over $100,000
--------------------------------------------------------------------------------
Herbert Rubinstein       None          None                  Over $100,000
--------------------------------------------------------------------------------
James M. Srygley         None          None                  Over $100,000
--------------------------------------------------------------------------------
Robert F. Wentworth      None          None                 $50,001-$100,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            INTERESTED TRUSTEES
--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES - ALL
                                                         REGISTERED INVESTMENT
                                   DOLLAR RANGE          COMPANIES OVERSEEN BY
                                   OF OWNERSHIP             TRUSTEE IN FIRST
        NAME             FUND         OF FUND          INVESTORS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Glenn O. Head            None          None                  Over $100,000
--------------------------------------------------------------------------------
Kathryn S. Head          None          None                  Over $100,000
--------------------------------------------------------------------------------
Larry R. Lavoie          None          None                  Over $100,000
--------------------------------------------------------------------------------
John T. Sullivan         None          None                       None
--------------------------------------------------------------------------------

      As of April 2, 2004, the Trustees and Officers, as a group, owned less than 1% of the Fund.

                            COMPENSATION OF TRUSTEES
                            ------------------------

      The following table lists compensation paid to the Trustees for the Fund for the year ended December 31, 2003.

---------------------------------------------------------------------------------------
                                DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------
                                                        TOTAL COMPENSATION FROM FIRST
                                                                  INVESTORS
                         AGGREGATE COMPENSATION FROM       FAMILY OF FUNDS PAID TO
NAME                              THE FUND*                       TRUSTEES+
---------------------------------------------------------------------------------------
Robert Grohol                 $      60                   $      45,670
---------------------------------------------------------------------------------------
Rex R. Reed                          60                          45,670
---------------------------------------------------------------------------------------
Herbert Rubinstein                   60                          45,670
---------------------------------------------------------------------------------------
James M. Srygley                     60                          45,670
---------------------------------------------------------------------------------------
Robert F. Wentworth                  60                          45,670
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                 INTERESTED TRUSTEES
---------------------------------------------------------------------------------------
                                                        TOTAL COMPENSATION FROM FIRST
                                                                  INVESTORS
                         AGGREGATE COMPENSATION FROM       FAMILY OF FUNDS PAID TO
NAME                              THE FUND*                       TRUSTEES+
---------------------------------------------------------------------------------------
Glenn O. Head                        $0                              $0
---------------------------------------------------------------------------------------
Kathryn S. Head                       0                               0
---------------------------------------------------------------------------------------
Larry R. Lavoie                       0                               0
---------------------------------------------------------------------------------------
John T. Sullivan                      0                               0
---------------------------------------------------------------------------------------

* Compensation to officers and interested Trustees of the Fund is paid by the Adviser.

+ The First Investors Family of Funds consists of 14 separate registered investment companies.

      No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, its subsidiaries or any investment company in First Investors Family of Funds.

                           ADVISORY AGREEMENT AND FEES

      Investment advisory services to the Fund are provided by First Investors Management Company, Inc. ("FIMCO" or "Adviser") pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Fund's Board, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the Fund. The Board is responsible for overseeing the management of the Fund.


      Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of the Fund's operations, subject to review by the Board. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Board or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                          Annual
Average Daily Net Assets                                                   Rate
Up to $200 million.....................................................    1.00%
In excess of $200 million up to $500 million...........................    0.75
In excess of $500 million up to $750 million...........................    0.72
In excess of $750 million up to $1.0 billion...........................    0.69
Over $1.0 billion......................................................    0.66

The Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to the Fund for the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003.

   -------------------------------------------------------------------------
                           FISCAL YEAR ENDED 12/31/01
   -------------------------------------------------------------------------
      ADVISORY FEES PAID      ADVISORY FEES WAIVED    EXPENSES REIMBURSED
   -------------------------------------------------------------------------
           $10,905                   $4,374                  $7,826
   -------------------------------------------------------------------------


   -------------------------------------------------------------------------
                           FISCAL YEAR ENDED 12/31/02
   -------------------------------------------------------------------------
      ADVISORY FEES PAID      ADVISORY FEES WAIVED    EXPENSES REIMBURSED
   -------------------------------------------------------------------------
           $10,435                   $4,174                 $11,306
   -------------------------------------------------------------------------


   -------------------------------------------------------------------------
                           FISCAL YEAR ENDED 12/31/03
   -------------------------------------------------------------------------
   ADVISORY FEES PAID      ADVISORY FEES WAIVED    EXPENSES REIMBURSED
   -------------------------------------------------------------------------
         $9,786                   $3,914                  $9,113
   -------------------------------------------------------------------------


      FIMCO has an Investment Committee composed of the Chairman, President and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of the Fund. The Committee usually meets weekly to discuss the composition of the Fund's portfolio and to review additions to and deletions from the portfolios.


      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head, Kathryn S. Head, and members of their families control FICC and, therefore, control the Adviser.

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers and other access persons of the Fund. Subject to certain exemptions, all access persons, except the disinterested Trustees of the Fund: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are generally prohibited from trading in covered securities while the Funds are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Fund.

      The Fund has adopted policies and procedures for determining how proxies relating to portfolio securities should be voted, including procedures for addressing potential conflicts of interest that may be presented between the interests of the Fund and their shareholders and the interests of their investment adviser, principal underwriter, and other affiliated persons.

      The Board of Trustees for the Fund have approved the use of FIMCO's proxy voting policies and procedures with respect to proxies relating to portfolio securities held by the Fund. FIMCO's proxy voting policies and procedures include guidelines for voting on particular types of issues. These guidelines reflect the belief that proxies should be voted in a manner that serves the best economic interests of the Fund. When the guidelines do not cover a specific issue, or to vote in accordance with such guidelines would be contrary to the best economic interests of the Fund, FIMCO shall use its best judgment in voting proxies on behalf of the Fund.

      The following are FIMCO's proxy voting guidelines.

           DIRECTORS, AUDITORS AND OTHER BUSINESS
           --------------------------------------

           o  Election of Directors                  With Management
           o  Appointment/Selection of Auditors      With Management


           CORPORATE GOVERNANCE
           --------------------

           o  Executive Compensation                 With Management. Executive
                                                     compensation is generally
                                                     considered when deciding
                                                     whether to invest in a
                                                     company. If the Adviser
                                                     believes that management's
                                                     position on an executive
                                                     compensation proposal is
                                                     contrary to shareholder
                                                     interests, it will
                                                     generally sell its
                                                     investment in the issuer.

           o  Classified Boards                      Against

           o  Golden Parachutes                      Against

           o  Super Majority Provision               Against

           o  Combination of Several Anti-           Against
              Takeover Proposals and an Anti-
              Greenmail Proposal (without the
              opportunity to vote separately
              on each issue)

           o  Require Majority of Independent        Reviewed on a Case-by-Case
              Directors                              Basis

           o  Limit Special Meeting                  Against

           o  Unequal Voting Rights                  Against

           o  Cumulative Voting                      With Management

           o  Blank Check Preferred Stock            Against

           o  Increase in Authorized Common          Reviewed on a Case-by-Case
              Stock                                  Basis to Determine if it is
                                                     Intended as an Anti-
                                                     takeover Provision

           o  Merger, Acquisition,                   Reviewed on a Case-by-Case
              Reorganization, or                     Basis
              Reincorporation

           o  Social Responsibility Issues           With Management

      The following are FIMCO's policies and procedures for identifying and resolving conflicts of interest that may arise in connection with voting of proxies.

      Neither FIMCO nor any of its affiliates engage in investment banking, administration or management of corporate retirement plans, or other activities that may create a potential conflict of interest between the interests of the Fund and FIMCO and its affiliates regarding a proxy vote. Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of the Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO's General Counsel. The General Counsel would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Fund at its next formal meeting.

      FIMCO may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

      A description of the policies and procedures that the Fund uses to vote proxies relating to a portfolio's securities is available for free, upon request, by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov. In addition, commencing on August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request by calling 1-800-423-4026 and (2) on the SEC's internet website at http://www.sec.gov.

                    RESPONSIBILITIES OF THE BOARD OF THE FUND

      The Board plays an important supervisory role with respect to oversight of the management of the Fund. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser pursuant to delegated authority. There are two standing committees of the Board, the "Independent Directors Committee" and the "Audit Committee", both of which are comprised of all the Independent Directors. (Independent Directors are also referred to as Disinterested Directors.) The Independent Directors Committee elects from its members a Chairperson, who serves for a one-year term and until a successor is elected. The Audit Committee may designate one member to serve as Chairperson of the Committee and it is customary for the Chairperson to serve a one-year term.

      The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as Independent Directors on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Directors, monitoring the performance and independence of legal counsel to Independent Directors, and reviewing all matters that require approval of the Independent Directors under the 1940 Act and the rules thereunder. Presently, the Independent Directors Committee does not consider nominees recommended by shareholders. The Independent Directors Committee met 12 times during the last fiscal year.

      The Audit Committee is responsible for, among other things, overseeing the Fund's accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, pre-approving any non-audit services provided to the Fund, the Fund's investment adviser or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding any significant deficiencies in the design or operation of the Fund's internal controls, investigating improprieties or suspected improprieties in the Fund's accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee was established in August 2003. The functions of the Audit Committee previously had been integrated into the Independent Directors Committee, which met two times during the last fiscal year to discuss audit related matters.


                    BOARD CONSIDERATION OF ADVISORY AGREEMENT

      The Advisory Agreement has been approved by the Fund's Board, including a majority of the Trustees who are not parties to the Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose.


      The Board most recently approved the Advisory Agreement for the Fund at its meeting on May 15, 2003. The Independent Trustees were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Trustees met separately with their independent legal counsel prior to the formal board meeting to discuss matters relating to their consideration of the Advisory Agreement.

      The Board reviewed and considered: (i) the information provided to it in advance of the meeting in response to the request of the Independent Trustees;
(ii) the presentations made by management at the meeting; and (iii) a variety of factors in approving the Advisory Agreement for the Fund. The factors considered by the Board included, but were not limited to, the following:

      o The Board considered the nature and quality of services provided by the Fund's investment adviser, FIMCO. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to the Fund, the Fund's performance for each of the prior five years (or shorter period, if applicable) both on an absolute basis and relative to its Lipper peer group, and the Fund's performance relative to an appropriate index.

      o The Board considered the fees and expenses of the Fund, including the fee breakpoint schedule. Among other things, the Board reviewed the advisory fee schedule of the Fund, the advisory fees paid by the Fund, the advisory fees waived by FIMCO, the Fund expenses assumed by FIMCO, and the net expense ratios of the Fund for the past five years.

      o The Board considered FIMCO's profitability from the Advisory Agreement. The Board reviewed a report showing the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability.

      o The Board considered information from FIMCO relating to potential economies of scale in managing the Fund.


      o    The  Board   considered   the  nature,   quality  and  costs  of  the
           non-investment management services provided, by FIMCO and its affiliates, and the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Fund. Among other things, the Board received information regarding the direct and indirect income received by FIMCO's affiliated broker-dealer, transfer agent, and bank as a result of FIMCO's management of the Fund.


      o The Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover rate of the Fund and the extent to which brokerage of the funds in the First Investors Fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Fund.

      Basedupon the foregoing and other factors, the Board, including the Independent Trustees, concluded that the continuation of the Advisory Agreement is in the best interests of the Fund and its shareholders, and unanimously approved the continuation of the Advisory Agreement.

                                   UNDERWRITER


      The Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter") which requires the Underwriter to use its best efforts to sell shares of the Fund. The Underwriting Agreement was unanimously approved by the Board, and the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Underwriting Agreement ("Disinterested Trustees"). The Underwriting Agreement provides that it will continue in effect, with respect to the Fund, from year to year only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the Disinterested Trustees, voting in person at a meeting called for the purpose of voting on such approval. The
Underwriting Agreement will terminate automatically in the event of its assignment.

      At the present time, the Fund is not offering its shares, except in connection with the reinvestment of dividends and distributions. For the fiscal years ended December 31, 2001, 2002, and 2003, FIC received no underwriting commissions with respect to the Fund.


                        DETERMINATION OF NET ASSET VALUE


      The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


      "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.


      EMERGENCY PRICING PROCEDURES.
      -----------------------------

      The Fund's Board may suspend the determination of the Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      In the event that the Fund must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:


           1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

           2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:


                (a) In the case of a mail order the order will be considered received by the Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE; and

                (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

           3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

           4. On business days in which the NYSE is not open for regular trading, the Fund may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Fund and its shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.


      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser both for research purposes and to analyze and report to the Fund's Board the Fund's performance relative to other comparable funds.


      In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The Adviser may combine transaction orders placed on behalf of the Fund, any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Fund, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees.


      The Fund did not pay any brokerage commissions for the fiscal years ended December 31, 2001, 2002, and 2003.


                        PURCHASE AND REDEMPTION OF SHARES


      The Fund is not currently being sold, except to existing shareholders through reinvestment of dividends or distributions from the Fund. Dividends and distributions are reinvested at NAV. Please refer to the First Investors

Shareholder Manual, set forth in Appendix C of this SAI, for a complete description of policies and procedures that are used for the purchase and redemption of Fund shares.


                                      TAXES


      The following is a general discussion of the federal tax laws that apply to the Fund. The discussions of the tax treatment of dividends and other distributions and special rules for tax exempt dividends (Sections C and D) are not applicable for shares that you have purchased through an individual retirement account, a 403(b) account, a 401(k) account, or other tax-deferred investment vehicle.

      A.   Compliance with Subchapter M of the Code
           ----------------------------------------

      The Fund has elected to be qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To continue qualifying for treatment as a RIC, which is treated as a separate corporation for federal tax purposes, the Fund must meet the following requirements each taxable year:

      (1) the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss ("net short-term gain")), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid);

      (2) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies;

      (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and

      (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      If the Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for that treatment for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including exempt-interest dividends and distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      B.   General Tax Treatment of Dividends and Other Distributions
           ----------------------------------------------------------

      Dividends the Fund distributes to its shareholders that are derived from taxable dividends and interest it receives on its investments, together with distributions from net short-term gain and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from the Fund's net capital gain are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

      A portion of the dividends from the Fund's investment company taxable income may be eligible for the 15% maximum federal income tax rate applicable to "qualified dividend income" that individuals receive through 2008 (recently enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")) and the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations and, for purposes of the 15% rate, certain foreign corporations. In addition, the availability of that rate and the dividends-received deduction is subject to certain holding period and debt-financing restrictions imposed on the Fund with respect to the shares it holds on which the dividends were paid. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      Dividends and other distributions the Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate enacted by the 2003 Act. If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest the Fund receives, and gains the Fund realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources ("foreign source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the tax credit against the shareholder's federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. If the Fund takes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      If the Fund invests in the stock of "passive foreign investment companies" ("PFICs"), special tax rules apply. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain - which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      If the Fund invests in zero coupon or other securities issued with original issue discount, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      If the Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, are treated as qualifying income under the Income Requirement.

      Some futures, foreign currency contracts, and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (I.E., treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (I.E., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

      Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund's section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

      Offsetting  positions  the Fund  may  enter  into or hold in any  actively traded security, option, futures, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

      If a call option written by the Fund lapses (I.E., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

      If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


                              BENEFICIAL OWNERSHIP


      5% SHAREHOLDERS. As of April 2, 2004, the following shareholders owned of record or beneficially owned 5% or more of the outstanding shares of the Fund listed below.

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

U.S. GOVERNMENT PLUS FUND        5.6       A.G. Edwards and Sons, Inc. C/F
                                           FBO Ignatius H. Robers Sep IRA
                                           A/C #0020-296-356-008
                                           PO Box 11233
                                           Saint Louis, MO 63105

FUND                         % OF SHARES   SHAREHOLDER
----                         -----------   -----------

                                 5.4 Raymond James & Associates, Inc. CSDN FBO/Anthony M. D'Agostino MD IRA
                                           IRA 71089880
                                           PO Box 12749
                                           St. Petersburg, FL 33733


                             PERFORMANCE INFORMATION


      The Fund may advertise its total return as discussed below.


      The Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

           T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

           (ERV-P)/P  = TOTAL RETURN


      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, the Fund will deduct the maximum sales charge of 8% (as a percentage of the offering price) from the initial $1,000 payment. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

      P(1+T)^n = ATVD

      An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

      P(1+T)^n = ATVDR


      In providing such performance data, the Fund will assume the payment of the maximum sales charge of 8.00% (as a percentage of the offering price) on the initial investment ("P"). The Fund will assume that during the period covered all dividends and capital gain distributions are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. Total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of total return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used.

      Total return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments.

No adjustment is made for taxes payable on distributions. The total return will fluctuate over time and the total return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's total return and yield during the period of the waiver or reimbursement.


                               GENERAL INFORMATION


      CUSTODIAN.  The Bank of New York, 48 Wall Street,  New York, NY 10286,  is
custodian  of  the  securities  and  cash  of  the  Fund  and  employs   foreign
sub-custodians to provide custody of foreign assets.

      AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 1818 Market
Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund and as redemption agent for regular redemptions. The fees charged to the Fund, by the Transfer Agent are $7.50 to open a non-retirement account; $15.00 to open a retirement account; $10.00 for each certificate issued; $1.20 per account per month; $15.00 for each legal transfer of shares; $0.25 per account per dividend declared; $5.00 for each exchange of shares into an existing Fund account; $7.50 for each partial withdrawal or complete liquidation from a non-retirement account and $15.00 for a retirement account; $1.00 for each Systematic Withdrawal Plan check; $0.75 each payment; and $1.00 per account per report required by any governmental authority. In addition, the Fund shall reimburse the Transfer Agent for all out-of-pocket costs including, but not limited to, the costs of postage, insurance, forms, envelopes, telephone lines and other similar items, counsel fees, including fees for the preparation of the Transfer Agent Agreement and review the Fund's registration statements and application forms. Additional fees charged to the Fund by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Fund. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the current year and prior 2 years, there is no charge. For voluntary accounts, the Transfer Agent charges $5.00 for account histories covering the period 1983-2001 and $10.00 per year for each account history for the period 1974-1982. Account histories are not available for voluntary accounts prior to 1974. For plan accounts, the Transfer Agent charges $5.00 for account histories covering the period 1983-2001 and $10.00 per year for each account history for the period 1976-1982. Account histories are not available for plan accounts prior to 1976. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      SHAREHOLDER LIABILITY. Government Plus Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Government Plus Fund. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of Government Plus Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Government Plus Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Government Plus Fund of any shareholder held personally liable for the obligations of Government Plus Fund. The Declaration of Trust also provides that Government Plus Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Government Plus Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Government Plus Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Government Plus Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S
-----------------

      Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

           -  Leading market positions in well-established industries.
           -  High rates of return on funds employed.
           -  Conservative   capitalization   structure   with  moderate
              reliance on debt and ample asset protection.
           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                              FINANCIAL STATEMENTS


Registrant incorporates by reference the financial statements and the reports of independent auditors contained in the annual report to shareholders, for the fiscal year ended December 31, 2003.

                                   APPENDIX C
                               SHAREHOLDER MANUAL

[LOGO]            FIRST INVESTORS

                  ----------------------------------

                  SHAREHOLDER MANUAL

                  ----------------------------------














A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT


---------------------------------
AS OF MAY 1, 2004

INTRODUCTION


First Investors offers a wide variety of mutual funds to meet your financial needs. New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us at 1(800)423-4026 directly for account services.


This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.


If you purchase First Investors Funds through an omnibus account of a broker-dealer or group retirement plan, you must process purchases and redemptions through your broker-dealer or plan trustee. We cannot take instructions directly from you. If your order is placed through Fund/SERV, you must contact your broker-dealer to determine which privileges are available to you.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors mutual fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                   PAGE
                                                                   ----

WHO WE ARE...........................................................1

WHEN WE ARE OPEN FOR BUSINESS .......................................1

HOW TO CONTACT US....................................................1

HOW FUND SHARES ARE PRICED ..........................................1

HOW TO OPEN AN ACCOUNT
o  General Customer Identification Requirements......................1
o  Specific Account Requirements.....................................2
      Non-Retirement Accounts........................................2
      Retirement Accounts............................................4

HOW TO BUY SHARES
o  Placing Your Purchase Order.......................................5
o  Paying For Your Order.............................................5
      By Check.......................................................6
      By Money Line..................................................6
      By Automatic Payroll Investment................................7
      By Federal Funds Wire Transfers................................7
      By Distribution Cross-Investment...............................8
      By Systematic Withdrawal Plan Payment Investments..............8
o  Choosing Between Share Classes ...................................8
      Class A Shares.................................................9
      Class B Shares.................................................12
o  Minimum Initial Investment Requirements...........................13
o  Additional Investments............................................14

HOW TO SELL SHARES
o  Written Redemptions...............................................14
o  Telephone Redemptions.............................................15
o  Electronic Funds Transfer Redemptions  ...........................15
o  Systematic Withdrawals............................................16
o  Expedited Wire Redemptions........................................17
o  Money Market Draft Check Redemptions..............................17
o  Redemptions In Kind...............................................17

HOW TO EXCHANGE SHARES
o  Exchange Conditions...............................................18
o  Telephone Exchanges...............................................20
o  Written Exchanges.................................................20

WHEN SIGNATURE GUARANTEES ARE REQUIRED ..............................21

                                                                   PAGE
                                                                   ----

STATEMENTS & REPORTS
o  Transaction Confirmation Statements...............................21
o  Prospectuses......................................................22
o  Master Account Statements.........................................22
o  Annual and Semi-Annual Reports....................................22

DIVIDENDS & DISTRIBUTIONS............................................23

TAXES & FORMS........................................................24

OTHER POLICIES & SERVICES
o  Telephone Exchange & Redemption Privileges........................25
o  Share Certificates................................................26
o  Name Changes......................................................26
o  Transferring Ownership of Shares..................................26
o  Householding of Disclosure Documents..............................26
o  Missing or Incorrect TINS and Returned Mail.......................26
o  Your Privacy......................................................27
o  Super Checking Program............................................27

CONTACT INFORMATION
o  Our Shareholder Services Department...............................28
o  E-Mail............................................................29
o  Web Access........................................................29

WHO WE ARE


First Investors is a mutual fund family. We offer a wide array of stock, bond and money market funds ("FI Funds") that are distributed through our affiliated broker, First Investors Corporation ("FIC") and selected non-affiliated broker-dealers. We pride ourselves on providing financial services with a "personal touch".


WHEN WE ARE OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Days"). In addition to weekends, the NYSE is generally closed in observance of the following holidays:
o  New Year's Day
o  Martin Luther King, Jr. Day
o  President's Day
o  Good Friday
o  Memorial Day
o  Independence Day
o  Labor Day
o  Thanksgiving Day
o  Christmas Day

HOW TO CONTACT US


You may call or write us at the telephone numbers or addresses set forth in "Contact Information". As discussed in that section of this manual, we also accept e-mail communications for limited purposes and make information available to you via our web site. We do not accept purchase, redemption, exchange or other account instructions via e-mail.


HOW FUND SHARES ARE PRICED

Each First Investors Fund prices its shares each Business Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).


The Fund prices are generally listed later in the evening on our First Investors web site (www.firstinvestors.com). The prices for our larger Funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value ("NAV") of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each share class by valuing their assets using the amortized cost method. The NAVs of these Funds could nevertheless decline below $1.00 per share.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge (the "public offering price"). The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed (see "How To Buy Shares," and "How To Exchange Shares.")


Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW TO OPEN AN ACCOUNT

GENERAL CUSTOMER IDENTIFICATION REQUIREMENTS
The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account. To comply with these requirements, we must obtain certain information about a new customer before we can open a new account for the customer, including the customer's name, residential street address, date of birth (in the case of a natural person), social security or taxpayer identification number, and citizenship status.

The starting point in the process is the completing of an account application. If you are opening an account through FIC, you must first complete and sign a Master Account Agreement ("MAA") unless your account is part of a group retirement plan. Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you are opening a FI mutual fund account through a broker-dealer other than FIC, you will generally be required to complete a FI Broker Account Application ("BAA") unless your account is established through Fund/SERV. If your account is being established through Fund/SERV, you may need to complete a BAA and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you.

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. Such a fee is in addition to the fees and charges imposed by the Funds that are discussed in this Manual. The amount and applicability of such a fee is determined and disclosed to customers by each individual broker-dealer. Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the prospectus and the statement of additional information. Your broker-dealer will provide you with specific information about any processing or service fees you will be charged.

As described more fully below, to satisfy the requirements of the law, we may also ask for documents that identify the customer, such as a U.S. driver's license, passport, or state or federal government photo identification card. In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, a partnership agreement, or a trust instrument, as well as information concerning the person or persons who have authority over the account.

Once we have received your application and such other information as is required, we will attempt to verify your identity using a consumer reporting agency or documentary evidence. If we are unable to verify your identity, to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in your account. We reserve the right to liquidate your account at the current net asset value within a maximum of ninety
(90) days of its opening if we have not been able to verify your identity. We are not responsible for any loss that may occur and we will not refund any sales charge or CDSC that you may incur as a result of our decision to liquidate an account.

The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts or shareholders of the FI Funds who held accounts as of October 1, 2003 provided that we have their correct names, addresses, social security numbers and birth dates. If existing shareholders have not provided us with such information, we will require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.

The customer information and verification procedures are generally not applicable to accounts that are opened through Fund/SERV; however, a BAA and/or other documents are required for account registrations other than individual, joint and custodial accounts to obtain telephone, certain other optional privileges and to execute transactions directly with the FI Funds.

SPECIFIC ACCOUNT REQUIREMENTS
Listed below are the account opening requirements for most common types of accounts. After you determine the type of account you want to open and the FI Fund(s) you want to purchase, deliver your completed MAA or BAA, supporting documentation and your check, made payable to FI for the Fund, to your registered representative.

A.   NON-RETIREMENT ACCOUNTS
We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS may be opened by any adult individual who resides in the U.S. You must certify that you are a legal resident of the U.S. on the MAA or BAA and you provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), taxpayer identification number, date of birth, citizenship status, and other such information as may be required by law. If you are not a U.S. citizen, you must also disclose your country of origin and provide a photocopy of an unexpired green card or a photocopy of an identification card with a photograph issued by the U.S. government, a state, a federal or state agency.

JOINT ACCOUNTS may be opened by two or more adult individuals who reside in the U.S. Each individual joint tenant is considered a "customer" for purposes of the USA PATRIOT Act. Therefore, each joint tenant must provide the same information that is required for opening an individual account.

Joint ownership may take several forms - e.g. joint tenants with rights of survivorship, tenants in common, etc.. You are responsible for verifying that the type of joint registration you select is valid in your state of residence. If you choose a tenancy in common registration and you do not provide the ownership percentage for each joint owner, the account will be divided equally. If you choose tenants with rights of survivorship, in the event one tenant dies, the account automatically becomes the property of the remaining tenant(s); the account does not pass into the estate of the deceased owner. All joint owners must sign requests to process transactions; however, telephone exchange and redemption requests are accepted from either tenant unless telephone privileges are declined. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

TRANSFER ON DEATH (TOD) ACCOUNTS are available on all FI Fund accounts in all states (unless held in an omnibus account). TOD accounts allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners. To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors TOD Registration Request Form.

First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors allows you to designate more than one TOD beneficiary, does not print the beneficiaries' names on dividend and liquidation checks, and confirms TOD beneficiaries on quarterly statements.

EDUCATION SAVINGS ACCOUNT (ESAs) may be opened for a beneficiary by his(her) parent or guardian who resides in the U.S. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete a MAA or BAA and an ESA Application. If someone other than the Responsible Individual is making the initial contribution he or she must sign the ESA Application as the Depositor. The Responsible Individual is considered the customer and must furnish the same information as he or she would provide for an individual account.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS may be opened for minors established under the applicable state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number. We require the name, address, date of birth, citizenship and TIN of both the minor and the custodian on the MAA or BAA.

CONSERVATORSHIP/ GUARDIANSHIP ACCOUNTS may only be opened by legal representatives. To establish a conservatorship or guardianship account, you must complete a MAA or BAA and provide the name, address, date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (or guardian). In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Acknowledgment Form.

ESTATE ACCOUNTS may be opened by completing an MAA or BAA and providing the name, address, citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate. You must also provide an original or certified copy of the death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Acknowledgment Form.

CORPORATE ACCOUNTS may be opened for corporations that are organized in the U.S. The entity's name, U.S. business address, and TIN must be provided on the MAA or BAA. If we cannot verify the identity of the entity using non-documentary methods, we will require documentary proof of the existence and identity of the entity, such as a certified copy of the company's complete articles of incorporation signed by the secretary of the corporation, a certificate of good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank's letterhead. To avoid the risk that we may not be able to verify the identity of an entity by non-documentary means, we recommend that you furnish documentary proof of the entity's existence when you apply to open the account. First Investors Certificate of Authority ("COA") is also required to identify the individuals who have authority to effect transactions in the account.

PARTNERSHIP ACCOUNTS may be opened for partnerships that are organized in the U.S. You must provide the name of the partnership, U.S. business address and TIN on a completed MAA or BAA along with a complete copy of the partnership agreement, and a completed COA to identify the persons who have authority over the account.

Trust accounts may be opened for trusts that are formed in the U.S. You must provide the name of the trust, its address, and TIN on a completed MAA or BAA, along with a copy of the complete trust agreement and a COA to identify the persons who have authority over the account.

For trust and partnership accounts we may waive the requirements of a complete partnership or trust agreement provided that we are given sufficient documentation to properly identify the customer and the individuals who have authority to effect transactions in the account.

B.   RETIREMENT ACCOUNTS
To open a retirement account, you must not only complete an application with your broker-dealer and furnish the customer identification information required for individual non-retirement accounts, but also complete a product application. Certain retirement products also require the employer to complete a form.

We offer the following types of retirement plans for individuals and employers.


INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.


SIMPLE IRAs (SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES OF SMALL EMPLOYERS) for employers.


SEP-IRAs (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs can be established through trustee-to-trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.


MONEY PURCHASE PENSION & PROFIT SHARING (MPP/PSP) plans for sole proprietors and partnerships.

Currently, there are no annual service fees charged to an account holder in connection with an IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k) or 403(b)(7) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on forty-five
(45) days' written notice to the account holder. First Investors Federal Savings Bank has reserved the right change the fees on prior written notice.

HOW TO BUY SHARES


PLACING YOUR PURCHASE ORDER
Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received by the close of regular trading on the NYSE, it will receive that day's public offering price. This procedure applies whether your written order is given to your registered representative and transmitted to our Woodbridge, NJ office or mailed directly by you to our Woodbridge, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both your written application and rollover proceeds. Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of FI Funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV. If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will be processed at that day's public offering price provided that your order is received in our Woodbridge, NJ office by the close of our business (generally 5:00 p.m., E.T.), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. Orders received after these deadlines will be processed at the next Business Day's offering price.

If you are buying an FI Fund through a broker-dealer other than First Investors Corporation, other requirements may apply. Consult your broker-dealer about its requirements.


All orders placed through a First Investors registered representative must be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Woodbridge, NJ office.


It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. A FI Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. It is our policy to refuse to accept purchase orders from investors who we believe intend to engage in short-term market timing transactions. We monitor purchase orders in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short-term market timing may adversely affect performance of a Fund for long-term shareholders.

PAYING FOR YOUR ORDER
Payment is due within three (3) Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market account and use it to pay for subsequent purchases.


Purchases made pursuant to our Automatic Investment Programs are processed as follows:

o Money Line purchases are processed on the date you select on your application (or the Business Day following a weekend or holiday).
o Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:
o Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FI.
o  Money Line and Automatic Payroll Investment electronic funds transfers.
o  Federal Funds wire transfers (required for investments of $500,000 or more).
o  ACH transfers.

We do not accept:
o  Third Party Checks
o  Traveler's Checks
o  Checks drawn on foreign banks
o  Money Orders
o  Cash
o  Post Dated Checks
o Starter Checks or Second Party Checks except from customers who have active FI Fund accounts which have been in existence for at least three (3) months.

BY CHECK
You can send us a check for purchases under $500,000. If you are opening a new FI Fund account, your check must meet the FI Fund minimum. When making purchases to an existing account, include your FI Fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire transfer.


BY MONEY LINE
With our Money Line program, you can invest in an FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.


You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, annually, or the last day of the month).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday, shares will be purchased on the next Business Day. The proceeds must be available in your bank account two (2) business days prior to the investment date.

Money Line service is prohibited on FI Fund accounts with foreign addresses.

How To Apply for Money Line:
1:   Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a pre-printed voided check, pre-printed deposit slip or account statement. All shareholders' and bank account owners' signatures must be guaranteed. Please allow at least ten (10) business days for initial processing.


2:   Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3:   Submit the paperwork to your registered representative or:
         For Express Mail, send it to:
         Administrative Data Management Corp.
         581 Main Street
         Woodbridge, NJ 07095-1198

         For Regular Mail, send it to:
         Administrative Data Management Corp.
         P.O. Box 5198
         Woodbridge, NJ 07095-0916


How To Change a Money Line:
To change investment amounts, reallocate, suspend or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date.

You may write or call Shareholder Services at 1 (800) 423-4026 to:
o  Discontinue, or suspend for up to six (6) months, your Money Line service
o  Decrease the payment to the minimum amount of $50 per month
o Change the date or frequency of the Money Line payment without increasing the total dollar amount.

In addition, provided that you have not declined telephone exchange and redemption privileges, you may telephone us to:
o  Reallocate Money Line to a new or existing account with the same registration

o Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided the bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations are different.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit slip or account statement. Please allow at least ten (10) days for the change to become effective.

A medallion signature guarantee (see "When Signature Guarantees Are Required") is required to increase a Money Line payment by $25,000 or more. Money Line service will be cancelled upon notification that all fund account owners are deceased. We reserve the right to liquidate your account upon sixty (60) days notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.


BY AUTOMATIC PAYROLL INVESTMENT
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:
1:   Complete an API Application.
2:   Complete an API Authorization Form.
3:   Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.
4:   Submit the paperwork to your registered representative or:

         For Express Mail, send it to:
         Administrative Data Management Corp.
         581 Main Street
         Woodbridge, NJ 07095-1198

         For Regular Mail, send it to:
         Administrative Data Management Corp.
         P.O. Box 5198
         Woodbridge, NJ 07095-0916

BY FEDERAL FUNDS WIRE TRANSFER
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing FI Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire. Each incoming Federal Funds wire transfer from outside the U.S. will be subject to a $20 fee.


To wire funds to an existing FI Fund account, you must call 1(800)423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:
o  12:00 p.m. ET for money market funds; and
o close of trading on the NYSE (generally 4:00 p.m. ET) for all the other FI Funds.


If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information. For information about when you start earning dividends, please see "Dividends and Distributions."

Instruct your bank to wire your investment, as applicable, to:
Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund - Class A
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #


All other existing FI Fund accounts:
FI Fund (specify fund name & class of shares)
First Investors Federal Savings Bank
ABA#  221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

BY DISTRIBUTION CROSS-INVESTMENT
You can invest the dividends and capital gains from one FI Fund account, excluding the money market funds, into another FI Fund account in the same class of shares. The shares will be purchased at the net asset value on the Business Day after the record date of the distribution.

o You must invest at least $50 a month or $600 a year into a new FI Fund account
o A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.


BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS
You can invest Systematic Withdrawal Plan payments (see "How To Sell Shares") from one FI Fund account in shares of another FI Fund account in the same class of shares.

o Payments are invested without a sales charge. Certain withdrawals may be subject to a CDSC, such as Class A shares purchased at NAV during a special promotion which are withdrawn within 24 months of purchase and invested into the First Investors Cash Management or Tax-Exempt Money Market Funds.

o A signature guarantee is required if the ownership on both accounts is not identical.

o You must invest at least $600 a year when investing into a new FI Fund account.

o  You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.


CHOOSING BETWEEN SHARE CLASSES
All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. First Investors Fund account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.


Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a CDSC. While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same FI Fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our load Funds). We will not accept a purchase order for Class B shares of $100,000 or more for a single fund account, unless we are contacted before the order is placed and we agree to accept it. This policy applies to omnibus accounts as well as individual accounts. For investments of less than $100,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.


CLASS A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the FI Fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

         Class  A  Sales  Charges
                                    As a % of        As a % of  Your
         Your Investment            Offering Price   Investment
         less than $100,000         5.75%            6.10%
         $100,000 - $249,999        4.50%            4.71%
         $250,000 - $499,999        3.50%            3.63%
         $500,000 - $999,999        2.50%            2.56%
         $1,000,000 or more            0%*              0%*


*If you invest $1,000,000 or more or you invest during a special promotion in which the minimal sales charge has been waived, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.


As discussed below, we offer several ways in which you may qualify for a sales charge discount or waiver. If you qualify for a sales charge discount or waiver, you must ensure that your broker-dealer knows this. If you are purchasing shares through an omnibus account with a broker-dealer, we will not be aware that you are entitled to a discount or waiver. It is the responsibility of your broker-dealer to advise us of any discount or waiver that you qualify for at the time the purchase order is placed. If you are sending us money directly, include a written statement with your check explaining which privilege applies. If you fail to advise your broker-dealer or us that you are eligible for a discount or waiver, you may not receive the reduction or waiver.

DISCOUNTS AVAILABLE THROUGH RIGHTS OF ACCUMULATION AND LETTERS OF INTENT
You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge (Class A shares of our money market funds are not included if they have been purchased directly without a sales charge and shares held in a group qualified plan are not included). For example, if you already own shares of First Investors Funds valued at $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to receive credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

If you reside in an apartment, office, or similar multi-tenant building, your address of record for discount purposes includes your individual unit numbers or designations. Thus, the accounts of shareholders who reside in different apartments, office suits, or units within the same building will not be combined for discount purposes.

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can include all Eligible Accounts which share your address of record and are serviced by the same broker dealer firm at the time you enter the LOI. You cannot amend the LOI to add Eligible Accounts or otherwise. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

Your request for an LOI you must be in writing and must indicate the customer account numbers you wish to include under the LOI discount privilege.

By purchasing under an LOI, you acknowledge and agree to the following:

o You authorize First Investors to reserve 5% of the shares held under an LOI in escrow until the LOI is completed.

o FI is authorized to sell any or all of the escrowed shares to satisfy any additional sales charges owed in the event the LOI is not fulfilled.

o Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

For purposes of shareholders who invest through a broker-dealer, your address of record with your broker-dealer is considered your address of record for ROA purposes.

To ensure that you receive the proper sales charge, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). You should be aware that we are not able to monitor purchases that are made through an omnibus account. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

Investments in 401(k) plans and other group retirement plans are not considered for purposes of ROA or LOI discounts.

CLASS A SHARES CHARGE WAIVERS
Class A Shares May be Purchased Without a Sales Charge:

1:   By a current registered representative, employee, officer, director, or trustee of the Funds, FIC, or their affiliates ("FI Associate"), the spouse, children and grandchildren of such FI Associate provided that they reside at the same address and share the same broker-dealer of record as the FI Associate ("Eligible Relatives"), and any other person who maintains an account that was coded as an associate account as of January 30, 2004. The accounts of such persons are referred to as "Associate Accounts".

2:   By a former FI Associate or Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a FI 401(k) or FI Profit Sharing Plan account into an FI Fund account.

3:   When Class A share fund dividends and distributions are reinvested in Class
A shares.

4:   When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (Class A shares of our money market funds are not included if they have been purchased directly without a sales charge).

5:   When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

6:   When a group qualified plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.*

7:   By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.*

8:   In amounts of $1 million or more.*

9:   By individuals under a Letter of Intent or Rights of Accumulation of $1 million or more.*

10: When you are reinvesting, within the same Customer Account, proceeds greater than or equal to $1,000, of a redemption, within the prior six (6) months, from Class A shares of a FI Fund, on which you paid a front end sales charge. You must notify us in writing that you are eligible for this privilege. This privilege does not apply to investments of systematic withdrawals or automated payments. If you are opening or reactivating an account, your investment must meet the Fund's minimum investment policy.

*For items 6 through 9 above: A CDSC of 1.00% will be deducted from shares which are redeemed within 24 months of purchase.

Investments through 401(k) accounts and other group plans are not counted for determining the ROA discounts of individual investments in the Funds.

Include a written statement with your purchase order explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

SPECIAL CLASS A SALES CHARGE DISCOUNTS
Sales Charges on Class A Shares May be Reduced for:

1:   A group qualified retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.


2:   Certain unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount. Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merritt, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust, may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. May buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1%.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within six (6) years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a six
(6) year period, as shown in the chart below.


         CLASS B SALES CHARGES
         YEAR OF REDEMPTION                  CDSC AS A PERCENTAGE OF PURCHASE OR
                                                      NAV AT REDEMPTION
         Within the 1st or 2nd year                           4%
         Within the 3rd or 4th year                           3%
         In the 5th year                                      2%
         In the 6th year                                      1%
         Within the 7th year and 8th year                     0


SALES CHARGE REDUCTIONS ON CLASS B SHARES:
If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:


First-Class B shares representing dividends and capital gains that are not subject to a CDSC.
Second-Class B shares held more than six (6) years which are not subject to a CDSC.
Third-Class B shares held longest which will result in the lowest CDSC.


For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.


SALES CHARGE WAIVERS ON CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1:   Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.


2:   Redemptions of shares following the death or disability (as defined in
Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts the death of the last surviving joint owner), provided that the shares were purchased prior to the death or disability and the redemptions are made within one (1) year of death or disability. Proof of death or disability is required.


3:   Distributions from employee benefit plans due to plan termination.

4:   Redemptions to remove an excess contribution from an IRA or qualified retirement plan.


5:   Required Minimum Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three (3) years.


6:   Annual redemptions of up to 8% of your account's value redeemed by a
Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.


7:   Tax-free returns of excess contributions from employee benefit plans.

8:   Redemptions by the Fund when the account falls below the minimum.

9:   Redemptions to pay account fees.

If you reinvest all the proceeds greater than or equal to $1,000 from a Class B share redemption made within the prior six (6) months and you notify us in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid. If you are reinvesting a portion of a Class B share redemption, you will be credited with a pro-rated percentage of any CDSC that you paid. Your reinvestment must meet a Fund's minimum investment requirement if made into a zero balance account. This privilege does not apply to investments of systematic withdrawals or automated payments.


Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.


CONVERSION TO CLASS A SHARES:
Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after eight (8) years, reducing future annual expenses.


1:   Conversions will be made into existing Class A share fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share fund account with the same broker-dealer, a new Class A share fund account will be established.

2:   All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share fund account after the initial conversion.


3:   Systematic withdrawals and required minimum distributions will continue to be made from the Class B share fund account after the initial conversion provided there are a sufficient number of Class B shares. If the Class B share account has insufficient shares to satisfy a scheduled distribution, ADM will contact the shareholder for further instruction. The systematic withdrawal programs and required minimum distributions will move to Class A share fund accounts if the conversion closes the Class B share fund account.


4:   If dividends and/or capital gains from a Class B share fund account are cross-reinvested into another Class B share fund, the service will remain in effect after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5:   Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share fund accounts will also be assigned to the new Class A share fund accounts.


MINIMUM INITIAL INVESTMENT REQUIREMENTS
Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying For Your Order"). As described in the prospectuses of the Funds, we reserve the right to impose fees of $25 per account on accounts with balances that are below the minimum account requirements or to close accounts without your consent on sixty (60) days prior notice.

ADDITIONAL INVESTMENTS
Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing FI Fund accounts. Remember to include your FI Fund account number on your check made payable to FI.

For Express Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
P.O. Box 5198
Woodbridge, NJ 07095-0916

HOW TO SELL SHARES

You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a "redemption." The various ways you can redeem your shares are discussed below. If your shares are held in an omnibus account, these procedures are not applicable. You can only redeem such shares through your broker-dealer. Please consult with your broker-dealer for its requirements. If you place your redemption order with your broker-dealer by the close of regular trading on the NYSE, your transaction will be processed at that day's price (less any applicable CDSC) provided that it is received in good order in our Woodbridge, NJ office by the close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. It is your broker-dealer's responsibility to promptly transmit orders to us. Special rules also apply to redemptions from 401(k) and other group retirement accounts; we can only accept redemption instructions from the plan trustee or administrator. Please consult with your plan trustee or administrator for its procedures.

Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to fifteen (15) days from the date of purchase. Unless you have declined telephone privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least fifteen (15) days.

Redemptions of shares are not subject to the (fifteen )15 day verification period if the shares were purchased via:
o  Automatic Payroll Investment.
o  FIC registered representative payroll checks.
o  Checks issued by First Investors Life Insurance Company, FIC or ADM.
o  Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.

WRITTEN REDEMPTIONS
You can make a redemption by sending us a letter of instruction or a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order.

If we receive a written redemption request in good order by the close of a regular trading day on the NYSE (normally, 4:00 p.m., E.T.), you will receive that day's price (less any applicable CDSC) for your shares.
If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.
To be considered in good order written requests must include:

1:   The name of the FI Fund;
2:   Your account number;
3:   The dollar amount, number of shares or percentage of the account you want to redeem;

4:   Share certificates (if they were issued to you);
5:   Original signatures of all owners exactly as your account is registered;
6:   Signature guarantees, if required (see "When Signature Guarantees are
Required"); and
7:   Appropriate distribution form for retirement accounts.

Shares purchased by check or electronic funds transfer that you have owned for less than fifteen (15) days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian before we effect the redemption.


For your protection, the Fund reserves the right to require additional supporting legal documentation.

For Express Mail, send written redemption requests to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send written redemption requests to:
Administrative Data Management Corp.
P.O. Box 5198
Woodbridge, NJ 07095-0916


TELEPHONE REDEMPTIONS
You, your registered representative or any other authorized person may redeem shares held in a non-retirement account, except ESAs, which have been owned for at least fifteen (15) days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., ET, on any Business Day provided:

1:   Telephone privileges are available for your account registration;

2:   You do not hold share certificates (issued shares);

3:   The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past sixty
(60) days without a signature guaranteed request signed by all owners) or, (b) is electronically transferred by ACH to a pre-designated account;

4:   The redemption amount is $50,000 or less; and

5:   The redemption amount, combined with the amount of all telephone redemptions made within the previous thirty (30) days does not exceed $100,000 per FI Fund account.

As discussed in "Telephone Exchange and Redemption Privileges," telephone redemption privileges are not available for certain types of accounts. If you do not have telephone redemption privileges for an account or the other conditions for a particular redemption request are not met, we will not accept telephone instructions from you or your representative. Your instructions must be submitted to us in writing in accordance with the procedures outlined in "Written Redemptions."

If you place your redemption request with our Special Services Department at 1(800)342-6221 by the close of regular trading on the NYSE (which is generally 4:00 p.m., ET) on any Business Day, it will be processed at that day's price (less any applicable CDSC). If you place your order with your representative by the close of trading on the NYSE, it will also be processed at that day's price (less any applicable CDSC) provided that your representative transmits the order to our Special Services Department by the close of trading on the NYSE. If we receive your order after the close of regular trading on the NYSE, it will be processed on the following Business Day at that day's price (less any applicable
CDSC).

ELECTRONIC FUNDS  TRANSFER REDEMPTIONS
Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege. All shareholders' and all bank account owners' signatures must be guaranteed. Please allow at least ten
(10) business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least fifteen (15) days. Each EFT redemption:

1:   Must be electronically transferred to your pre-designated bank account;
2:   Must be at least $500;
3:   Cannot exceed $50,000; and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous thirty (30) days.


If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.


The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line") and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments") and both dividend and capital gain distributions to your bank account.


SYSTEMATIC  WITHDRAWALS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI Fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order - Systematic Withdrawal Plan Payment Investments").

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

You should avoid making investments in FI Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.


If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.


To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS (CLASS A MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI non-retirement money market account to your bank account. ESAs are not eligible and shares must be owned for at least fifteen (15) days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.


Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Business Day.


1:   Each wire under $5,000 is subject to a $15 fee.
2:   Two wires of $5,000 or more are permitted without charge each month.  Each additional wire is $15.
3:   Wires must be directed to your predesignated bank account.
4:   Each wire which is directed outside the U.S. is subject to a $40 fee.


MONEY MARKET DRAFT CHECK REDEMPTIONS (CLASS A SHARES ONLY)
Free draft check writing privileges are available for First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund non-retirement account owners except ESA who maintain a minimum balance of $1,000. We will not issue draft checks if your account balance is less than $1,000. Each check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than fifteen
(15) days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible CDSC since, if there are insufficient shares, your draft check will be returned through banking channels marked "insufficient funds" and may also be subject to fees imposed by your depository bank. Please be aware that if you use a draft check and it is converted to an electronic debit by the payee, the electronic debit will not be honored.

Daily dividends are earned on shares of the First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund shares until a draft check clears against them. Because the Funds accrue daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the Custodian covering checking accounts. We will return your canceled draft checks once a month. Neither the Funds nor the Custodian can certify or directly cash a draft check.

Draft checks are not available for:
o  Retirement accounts
o  Super Checking accounts
o  Class B share fund accounts
o  Accounts registered to a foreign address
o  ESAs.

Please notify us immediately if your draft checks are lost or stolen. "Stop payment" requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a "stop payment" request will stop the payment of the draft check. Complete the Mutual Fund Privilege Application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. Call Shareholder Services for further information.


The Funds bear all expenses relating to the Money Market Draft Check Redemption Privilege. We reserve the right to amend or terminate the privilege at any time.


REDEMPTIONS-IN-KIND
If a Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

HOW TO EXCHANGE SHARES

Subject to the conditions listed below, you have the right to exchange shares of any FI Fund for the shares of the same class of any other FI Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of FI Fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.

Unless you have declined telephone privileges, you, your representative or any authorized person may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

If you place an exchange order with your representative by the close of regular trading on the NYSE, it will be processed at that day's price for each Fund provided that your order is received by our Woodbridge, NJ office by 4:00 p.m., E.T., or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.

Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. It is the policy of each Fund to reject any exchange request that appears to be part of a short-term market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved and the background of the shareholder or dealer involved. We monitor transactions in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short term market timing may adversely affect the performance of a fund for long-term shareholders.

EXCHANGE CONDITIONS
There are a number of conditions on the free exchange privilege.

1:   You may not exchange into a new account if your account has been restricted pursuant to our USA PATRIOT Act policies.

2:   You may only exchange shares within the same class.

3:   Exchanges can only be made into identically owned accounts.

4:   Full or partial exchanges into a new FI Fund account must meet the new FI
Fund's minimum initial investment.

5:   The FI Fund you are exchanging into must be eligible for sale in your state.

6:   If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

7:   If you exchange shares to a new FI Fund account, the dividend and capital gain options will apply to the new FI Fund account as well as the original account if it remains open. If you exchange shares into an existing FI Fund account, the dividend and capital gain options on the existing FI Fund account will remain in effect.

8:   If you exchange shares of a FI Fund which are subject to a CDSC (including any Class A shares purchased at NAV because the purchase amount exceeded $1 million or was made during an NAV promotion), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange Class A shares for shares of Class A money market fund, the CDSC will be deducted from the amount exchanged.

9:   Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another FI Fund without incurring a sales charge unless you have already paid a sales charge on the shares (e.g., you purchased a FI Fund with a sales charge and exchanged into the money market fund).

10: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

11: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

12: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

13: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original FI Fund or the FI Fund you are exchanging into ("receiving fund") or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:

                           Exchange                 Exchange                    Exchange a
                           All Shares to            All Shares to               Portion of
                           ONE Fund                 MULTIPLE                    Shares to ONE or
                           Account                  Funds                       MULTIPLE Funds

Money Line                 ML moves to              ML stays with               ML stays with
(ML)                       Receiving Fund           Original Fund               Original Fund

Automatic Payroll          API moves to             API is allocated            API stays with
Investment (API)           Receiving Fund           equally to                  Original Fund
                                                    Receiving Funds

Systematic                 SWP moves to             SWP is allocated            SWP stays
Withdrawals                Receiving Fund           equally to                  with Original Fund
(SWP)                                               Receiving Funds

Automated                  $ moves                  $ stays                     $ stays with
Retirement                 to Receiving             with Original Fund          Original Fund
Contributions*             Fund

*Contributions remitted by the employer for certain retirement accounts.

                                                 19

TELEPHONE EXCHANGES
You, your registered representative or any authorized person can exchange by phone shares of any non-retirement account provided you have telephone privileges (see "Telephone Exchange and Redemption Privileges").


You, your registered representative or any authorized person can also use telephone privileges to exchange shares of any eligible FI Fund (1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.


By Phone:               Call Special Services from 9:00 a.m. to 5:00 p.m., ET.
1(800) 342-6221         Orders received after the close of the NYSE, usually
                        4:00 p.m., ET, are processed the following Business Day.
                        1.   You must have telephone privileges.
                             (see "Telephone Exchange and Redemption
                             Privileges".)
                        2.   Certificate shares cannot be exchanged by phone.
                        3.   For trusts, estates, attorneys-in-fact,
                             corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call our Shareholder Services Department at 1 (800) 423-4026 to determine whether additional documents are necessary.


WRITTEN EXCHANGES
Written instructions are acceptable for any exchange.
For Express Mail, send to:
Administrative Data Management Corp.
581 Main Street
Woodbridge,  NJ 07095-1198


For Regular Mail, send to:
Administrative Data Management Corp.
P.O. Box 5198
Woodbridge, NJ 07095-0916
                        1. Send us written instructions signed by all account owners exactly as the account is registered.
                        2.   Include the name and account number of your FI
                             Fund.
                        3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.
                        4. Specify the existing account number or the name of the new FI Fund you want to exchange into.
                        5. Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.
                        6.   For trusts, estates, attorneys-in-fact,
                             corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP").

A signature guarantor may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

Signature guarantees are required:

1:   For redemptions over $50,000.

2:   For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3:   For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.


4:   For redemptions to the address of record when the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5:   When a stock certificate is mailed to an address other than the address of record or the dealer on the account or the address of record has changed within the past sixty (60) days.


6:   When shares are transferred to a new registration.


7:   When certificated (issued) shares are redeemed, exchanged or transferred.


8:   To establish any EFT service or to amend banking information on an existing
EFT service.


9:   For requests to change the address of record to a P.O. box or care of address. The residential street address must also be provided.


10:  If multiple account owners of one account give inconsistent instructions.

11:  When a transaction requires additional legal documentation.


12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.


13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.


14: For draft check orders when the address has changed within sixty (60) days of the request.

15: For any other instance whereby a FI Fund or its transfer agent deems it necessary as a matter of prudence.


STATEMENTS & REPORTS


TRANSACTION CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:
o  Dealer purchases.
o  Check investments.
o  Federal Funds wire purchases.

o  Redemptions.
o  Exchanges.
o  Transfers.
o  Systematic withdrawals.
o  Issued certificates.


Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement.


A separate confirmation statement is generated for each FI Fund account you own. It provides:
o  Your account registration.
o  Your FI Fund account number.
o  The date of the transaction.
o  A description of the transaction (purchase, redemption, etc.).
o  The number of shares bought or sold for the transaction.
o  The dollar amount of the transaction.
o  The dollar amount of the dividend payment (if applicable).
o  The total share balance in the account.
o  The dollar amount of any dividends or capital gains paid.
o The number of shares held by you, held for you (including escrow shares), and the total number of shares you own.

The confirmation statement also may provide a perforated investment stub with your preprinted name, registration, and FI Fund account number for future investments.

You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within thirty (30) days, we will assume that your statement is correct and we will not accept responsibility for any resulting liability.


PROSPECTUSES
A prospectus for each FI Fund you purchase is also mailed to you with your initial confirmation statement concerning a fund purchase and thereafter once a year. The prospectus provides the fund's objectives, risks, expenses, results, policies and information concerning the portfolio managers. A prospectus may be obtained from our website (www.firstinvestors.com) by selecting the Investor Education category.

MASTER ACCOUNT STATEMENTS
If FI is your broker, you will receive a Master Account Statement for all your identically owned FI Fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance variable annuities or variable life insurance you may own. Joint accounts registered under your taxpayer identification number and custodial accounts for which you are the custodian will appear on separate Master Account Statements but may be mailed in the same envelope upon request. You may request that the quarterly statements for different customers that reside at the same address be mailed in one envelope by contacting Shareholder Services and ordering a Combined Mailing Authorization Form.


The Master Account Statement provides the following information for each FI Fund you own:
o  FI Fund name.
o  FI Fund's current market value.
o  Total distributions paid year-to-date.


ANNUAL AND SEMI-ANNUAL REPORTS
You will also receive an Annual and a Semi-Annual Report covering each FI Fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the FI Fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household, unless you specifically request a separate report for each customer in accordance with our householding policy.

DIVIDENDS & DISTRIBUTIONS
Except as provided below, for FI Funds that declare daily dividends, your shares start earning dividends on the first Business Day following the day of purchase. Your shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer"), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The FI Funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

DIVIDEND PAYMENT SCHEDULE
Monthly:                                    Quarterly:                     Annually (if any):
Cash Management Fund                        Blue Chip Fund                 All-Cap Growth Fund
Fund for Income                             Growth & Income Fund           Focused Equity Fund
Government Fund                             Total Return Fund              Global Fund
Insured Intermediate Tax Exempt             Value Fund                     Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                                    Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Single State Insured Tax Free Funds
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund

Capital gains distributions, if any, are paid annually, usually near the end of the FI Fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.


Dividends and/or capital gains distributions are automatically reinvested to purchase additional FI Fund shares unless otherwise instructed. We reserve the right to send dividends and capital gain distributions that are remitted by check to a U.S. address only. Dividends and capital gains may be sent via EFT provided this option is selected for both dividends and capital gains. Upon notification that all account owners are deceased, all distributions are automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional FI Fund shares.

For the tax treatment of dividends and other distributions from a Fund, see the prospectus and Statement of Additional Information for your Fund. If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."


There is no advantage to buying a dividend because a FI Fund's net asset value per share is reduced by the amount of the dividend.

TAXES & FORMS

Tax Form          Description                                                                 Mailed By
1099-DIV*         Consolidated report lists all taxable dividend and capital gains            January 31
                  distributions for all of the shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.

1099-B            Lists proceeds from all non-retirement redemptions including                January 31
                  systematic withdrawals and exchanges.  A separate form is issued for each FI Fund account. Includes amount of federal income tax withheld  due to backup withholding.

1099-R            Lists taxable distributions from a retirement account. A separate           January 31
                  form is issued for each FI Fund account. Includes federal income tax withheld due to IRS withholding requirements.

1099-Q            Lists distributions from an ESA.                                            January 31

5498              Provided to shareholders who made an annual IRA or ESA                      April 30 for ESA
                  contribution or rollover purchase. Also provides the account's              May 31 for IRA
                  fair market value as of the last business day of the tax year.
                  A separate form is issued for each FI Fund account.

1042-S            Provided to non-resident alien shareholders to report the amount            March 15
                  of fund dividends paid and the amount of federal taxes withheld.
                  A separate form is issued for each FI Fund account.

Cost Basis        Uses the "average cost-single category" method to show the cost             January 31
Statement         basis of any shares sold or exchanged.  Information is provided to assist shareholders in calculating capital gains or losses.
                  A separate statement, included with Form 1099-B, is issued for most FI Fund accounts. This statement is not reported to the
                  IRS and does not include money market funds or retirement
                  accounts.

Tax Savings       Consolidated report lists all amounts not subject to federal,               January 31
Report for        state and local income tax for all the shareholder's accounts.
Non-Taxable       Also includes any amounts subject to alternative minimum tax.
Income            Not reported to the IRS.

Tax Savings       Provides the percentage of income paid by each FI Fund that                 January 31
Summary           may be exempt from state income tax.  Not reported to the IRS.


Each FI Fund must withhold and remit to the U.S. Treasury a percentage of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the FI Fund is correct, who furnishes an incorrect number, or who is designated by the IRS as being subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner's federal tax return.

* The IRS does not require investment companies to issue Form 1099-DIV to report taxable dividend and capital gain distributions of less than $10 per FI Fund account, unless the account is subject to IRS imposed backup withholding tax.

OTHER POLICIES & SERVICES

TELEPHONE EXCHANGE & REDEMPTION PRIVILEGES
Telephone privileges allow you, your registered representative or any other person who we believe is an authorized person to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Telephone redemption privileges are not available on omnibus accounts. Telephone exchange privileges are only available on certain omnibus accounts. You should check with your broker-dealer or plan trustee for a group retirement plan account.

For joint accounts, telephone privileges allow any one of the owners to process telephone transactions independently. As noted previously, this means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

Telephone exchange and redemption privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone exchange and redemption privileges are also available. However, such privileges are not automatically granted and you must complete additional documentation to obtain privileges.

Telephone redemptions are not permitted on IRAs, IRAs for Minors, SIMPLE-IRAs, SEP-IRAs, 403(b)(7)s and ESAs. However, telephone exchange privileges are available on such accounts unless you decline the privileges on the product application or notify the Fund otherwise.

For a description of the types of exchanges and redemptions that may be made using Telephone Privileges see "How To Sell Shares--Telephone Redemptions", "How To Exchange Shares--Telephone Exchanges" and "Contact Information." For further assistance, call Shareholder Services at 1(800)423-4026.

For your protection, the following security measures are taken:

1:   Telephone requests are recorded to verify accuracy.

2:   Some or all of the following information is obtained:
     o  Account number
     o  Address
     o  Last four digits of the social security number
     o  Other information as deemed necessary.

3: A confirmation statement reflecting each telephone redemption and exchange is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine and from an authorized person based on our verification procedures.

For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation. During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, NJ office.

SHARE CERTIFICATES
Every time you make a purchase of Class A shares, we will credit shares to your FI Fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, shares in retirement accounts, or if the market value of the account is below $1,000 or the address has changed within the past sixty (60) days or the account has a foreign address.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.


In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Certificates can only be issued in the name of the accountholder(s).


NAME CHANGES
A name change may occur due to marriage, divorce, adoption or other reason. To change your name, send us an Affidavit of Name Change or a signature guaranteed letter of instruction signed with your old and new signatures along with a certified copy of your marriage certificate, divorce decree or other legal document.


TRANSFERRING OWNERSHIP OF SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same FI Fund. You can transfer your shares at any time; however, we will only transfer the ownership to a FI Fund account which has a U.S. address and whose owner meets all other requirements to establish a FI account. Partial transfers must meet the minimum initial investment requirement of the FI Fund.

To transfer shares, submit a letter of instruction including:
o  Your account number
o  Dollar amount, percentage, or number of shares to be transferred
o  Existing account number receiving the shares (if any)
o The name, U.S. street address, date of birth, citizenship, taxpayer identification number and such other information as may be required by law of each customer receiving the shares
o The signature of each account owner requesting the transfer with signature guarantee(s).

We will require that the transferee completes the appropriate application (MAA or BAA) to establish an account with the required FI customer identification program information under the USA PATRIOT Act and supply any other required information (see "How To Open An Account".)

Depending upon your account registration, additional documentation may be required to transfer shares. Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1 (800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your qualified tax advisor before initiating a transfer.

HOUSEHOLDING OF DISCLOSURE DOCUMENTS
It is our policy to send only one copy of the FI Fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces FI Fund expenses, benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within thirty (30) days of receiving your request.

MISSING OR INCORRECT TINS AND RETURNED MAIL
If you fail to give us a Taxpayer Identification Number ("TIN") or you provide us with an incorrect TIN:

1:   We reserve the right to close your account;

2:   If we are charged a fee by the IRS, we may debit your account for the fees imposed plus a processing charge; and

3:   We may attempt to correct your tax reporting information by using a consumer reporting agency.

If mail is returned to the FI Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the FI Fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges and automated payments will also be discontinued.


You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required"). Additional requirements may apply for certain accounts. Call Shareholder Services at 1
(800) 423-4026 for more information.


Returned dividend checks and other distributions will be reinvested in the FI Fund when a non-retirement account's status has been changed to "Do Not Mail". Returned dividend and other distribution checks will be voided when a retirement account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your FI Fund shares and outstanding dividend and distribution checks may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The FI Fund may deduct the costs associated with the search from your account.

YOUR PRIVACY
We use the strictest standards to safeguard your information. If FIC is your broker, we obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information.

SUPER CHECKING PROGRAM
Class A shareholders may establish Super Checking. Super Checking links your First Investors Cash Management or First Investors Tax-Exempt Money Market Fund account with a non-interest bearing checking account at First Investors Federal Savings Bank ("FIFSB"), an affiliate of the Funds. Each day, each Fund automatically "sweeps" or transfers funds to your FIFSB account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) so as to maintain a balance of $1,000 ($3,000 in Business Super Checking). FIFSB will accept deposits into the FIFSB account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FIFSB account up to $100,000. Shares of your Fund are not insured by the FDIC, are not obligations of or guaranteed by FIFSB, and are subject to risk of loss of principal. For more information of the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FIFSB at 1 (800) 304-7748.

CONTACT INFORMATION

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:
1: For Express Mail, write us at:        2: For Regular Mail, write us at:
   ADMINISTRATIVE DATA MANAGEMENT CORP.     ADMINISTRATIVE DATA MANAGEMENT CORP.
   581 MAIN STREET                          P.O. BOX 5198
   WOODBRIDGE, NJ 07095-1198                WOODBRIDGE, NJ 07095-0916

3: Call our Shareholder Services         4: Visit us at any time on-line at
   Department at 1 (800) 423-4026           www.firstinvestors.com
   24 hours a day.

OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026

Call our toll-free Shareholder Service line 24 hours a day for procedures, FI Fund information and to check FI Fund prices. To speak to a shareholder services representative, please call Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m., ET.


Call us to update or correct your:
o Address or phone number. For security purposes, the FI Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.
o  Birth date (important for retirement distributions).
o Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and capital gains (non-retirement accounts only).

Call us to request:
o  Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).
o  A stop payment on a dividend, redemption or money market draft check.
o  Suspension (up to six (6) months) or cancellation of Money Line.
o  A duplicate copy of a statement, cancelled check or tax form.
      Canceled Check Fee:
                   $10 fee for a copy of a cancelled dividend, liquidation, or investment check.
                   $15 fee for a copy of a cancelled money market draft check. Duplicate Tax Form Fees:
                   Current Year-----Free
                   Prior Year(s)----$7.50 per tax form per year.
o  Cancellation of cross-reinvestment of dividends and capital gains.
o A history of your account (the fee can be debited from your non-retirement account).
      Fees:         1974 - 1982*    $10 per year fee
                    1983 - 2001     $5 total fee for all years
                    Current & Two Prior Years            Free
      *Account histories are not available prior to 1974.

Provided you have telephone privileges, you can also call us to:
o Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations differ.
o Change the allocation of your Money Line or Automatic Payroll Investment payment.
o Change the amount of your Systematic Withdrawal payment on non-retirement accounts.
o Request a share certificate to be mailed to your address of record (non-retirement accounts only) provided your address has not changed within the past sixty (60) days.
o Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000 and your address of record has not changed within the past sixty (60) days. Additional written documentation may be required for certain registrations.

E-MAIL
You can e-mail our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account and service related inquiries such as requests for:
o  Literature on our FI Funds and services.
o  Prospectus, annual report, and Statements of Additional Information requests.
o  Duplicate statements.
o  Procedural information.
o  Account research.


E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.


WEB ACCESS
You can access your account and a wealth of other company information at your convenience - 24 hours a day, seven (7) days a week - through our web site at www.firstinvestors.com. Our web site allows you to:

    o  Download FI Fund prospectuses and current Shareholder Manual
    o  Acquaint yourself with our range of client services
    o  Download educational articles on a variety of investment-related issues
    o  Review FI Fund descriptions and top ten (10) portfolio holdings
    o  Review FI Fund performance and portfolio management
    o  Check FI Fund prices.

In addition, after you have obtained a password, our web site allows you to:
    o  Review your current account balance.
    o View recent current and prior year transactions, such as investments and redemptions.
    o  Access your most recent Quarterly Master Account Statement.
    o  Verify that money market checks have cleared.
    o  Obtain current year tax forms.

To begin enjoying these benefits, follow the directions below:
    o Visit us at www.firstinvestors.com or call us at 1 (800) 423-4026 to request web access.
    o From our web site home page, select Customer Login. Click on Request Password. Enter your full "Customer Number" or full "Account Number" and the last four digits of your "Taxpayer Identification Number" (i.e., your Social Security number or Employee ID number), then click on Submit.
    o Within three (3) to five (5) business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.
    o After receiving your User Name and Password, visit our web site and select the Customer Login section. Then click on the Your Account button. Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember.


Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors' web site is a Veri Sign Secure Site and we use state of the art encryption technology to keep your account information private. We recommend that you use 128-bit encryption when viewing your account information.

First Investors does not accept orders for transactions or address updates via our web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800) 423-4026 for assistance.

Principal Underwriter                       Transfer Agent
First Investors Corporation                 Administrative Data Management Corp.
95 Wall Street                              581 Main Street
New York, NY 10005                          Woodbridge, NJ 07095
1-212-858-8000                              1-800-423-4026

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.   Exhibits
           --------

      (a)(i)    Declaration of Trust(2)

      (a)(ii)   Supplemental Declaration of Trust(2)

      (b)       By-laws(1)

      (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust and (b) Articles III and V of Registrant's By-laws

      (d) Investment Advisory Agreement between Registrant and First Investors Management Company(1)

      (e) Underwriting Agreement between Registrant and First Investors Corporation(6)

      (f)       Bonus, profit sharing or pension plans - none

      (g)(i) Custodian Agreement between Registrant and Irving Trust Company with respect to Registrant's First Series(2)

      (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(2)

      (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(3)

      (h)(ii)   Amended Schedule A to Transfer Agent Agreement(4)

      (i)       Opinion and Consent of Counsel - filed herewith

      (j)(i)    Consent of Independent Accountants - filed herewith

      (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Rubinstein, Srygley, Sullivan and Wentworth(1)

      (j)(iii)  Power of Attorney for Mr. Grohol(5)

      (j)(iv)   Power of Attorney for Mr. Lavoie(5)

      (k)       Financial statements omitted from prospectus - none

      (l)       Initial capital agreements - none

      (m)       Distribution Plan - none

      (n)       Plan pursuant to Rule 18f-3 - none

      (o)       Reserved

      (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)

----------
(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 2-94932) filed on April 20, 1995.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to Registrant's Registration Statement (File No. 2-94932) filed on April 18, 1996.

(3)   Incorporated by reference to the  corresponding  exhibit of Post-Effective
      Amendment  No.  18  to  Registrant's   Registration  Statement  (File  No.
      2-94932), filed on April 28, 2000.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.

(5)   Incorporated by reference to the  corresponding  exhibit of Post-Effective
      Amendment  No.  19  to  Registrant's   Registration  Statement  (File  No.
      2-94932), filed on April 20, 2001.

(6)   Incorporated by reference to the  corresponding  exhibit of Post-Effective
      Amendment  No.  21  to  Registrant's   Registration  Statement  (File  No.
      2-94932), filed on April 30, 2003.

Item 24.   Persons Controlled by or Under Common Control with  Registrant
           --------------------------------------------------------------

           There are no persons controlled by or under common control with the Registrant.

Item 25.   Indemnification
           ---------------

           Article XI, Sections 1 and 2 of Registrant's Declaration of Trust provide as follows:

           Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           Section 2.

           (a)  Subject to the exceptions and  limitations  contained in Section
(b) below:

                (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                (ii) the words "claim,"  "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)  No indemnification shall be provided hereunder to a Covered Person:

           (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

           (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                (A)  by the court or other body approving the settlement; or

                (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

           Number 7 of the Registrant's Investment Advisory Agreement provides as follows:

           7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

           Number 12 of the Registrant's Underwriting Agreement provides as follows:

           12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1993 Act"), or the 1940 Act.

           Article VII, Number 1 of the Registrant's Custodian Agreement provides as follows:

           1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

           Numbers 5 and 6 of the Registrant's Transfer Agent Agreement provide as follows:

           5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

           6. INDEMNIFICATION.

                A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

                B) The Transfer Agent shall not pay or settle any claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

           The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

           First Investors Management Company, Inc. ("FIMCO") is a registered investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption "Fund Management" in the Prospectus and under the caption "Management" in Part II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.

Item 27.   Principal Underwriters
           ----------------------

      (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

           Executive Investors Trust
           First Investors Cash Management Fund, Inc.
           First Investors Fund For Income, Inc.
           First Investors Global Fund, Inc.
           First Investors Government Fund, Inc.
           First Investors Insured Tax Exempt Fund, Inc.
           First Investors Multi-State Insured Tax Free Fund

           First Investors New York Insured Tax Free Fund, Inc.
           First Investors Series Fund
           First Investors Series Fund II, Inc.
           First Investors Tax-Exempt Money Market Fund, Inc.
           First Investors Life Variable Annuity Fund A
           First Investors Life Variable Annuity Fund C
           First Investors Life Variable Annuity Fund D
           First Investors Life Level Premium Variable Life Insurance (Separate Account B)

      (b)  The  following   persons  are  the  officers  and  directors  of  the
Underwriter:

        The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.

                          Position and                     Position and
                          Office with First                Office with
Name                      Investors Corporation            Registrant
----                      ---------------------            ----------

Glenn O. Head             Chairman of the Board            Trustee
                          and Director

Kathryn S. Head           Vice President                   President and Trustee
                          and Director

Lawrence A. Fauci         Director                         None

John T. Sullivan          Director                         Chairman of the
                                                           Board and Trustee

Larry R. Lavoie           Director, Secretary and          Trustee
                          General Counsel

Frederick Miller          Senior Vice President            None

Robert Flanagan           President                        None

William M. Lipkus         Chief Financial Officer          None
                          and Treasurer

Anne Condon               Vice President                   None

Elizabeth Reilly          Vice President                   None

Matthew Smith             Vice President                   None

Mark Segal                Assistant Vice President         None

Carol Lerner Brown        Assistant Secretary              Assistant Secretary

Conrad Charak             Assistant Secretary              None

      (c)  Not applicable

Item 28.   Location of Accounts and Records
           --------------------------------

             Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.   Management Services
           -------------------

           Not Applicable.

Item 30.   Undertakings
           ------------

             None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Post-Effective Amendment 22 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 26th day of April 2004.

                                        FIRST INVESTORS U.S. GOVERNMENT
                                        PLUS FUND


                                         By:    /s/ Kathryn S. Head
                                                -----------------------------
                                                Kathryn S. Head*
                                                President and Trustee

      Pursuant to the requirements of the 1933 Act, this Amendment No. 22 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head            President and Trustee             April 26, 2004
----------------------------
Kathryn S. Head*

/s/ Joseph I. Benedek          Treasurer and Principal           April 26, 2004
----------------------------
Joseph I. Benedek

/s/ Glenn O. Head              Trustee                           April 26, 2004
----------------------------
Glenn O. Head

/s/ Robert M. Grohol           Trustee                           April 26, 2004
----------------------------
Robert M. Grohol*

/s/ Larry R. Lavoie            Trustee                           April 26, 2004
----------------------------
Larry R. Lavoie

/s/ Rex R. Reed                Trustee                           April 26, 2004
----------------------------
Rex R. Reed*

/s/ Herbert Rubinstein         Trustee                           April 26, 2004
----------------------------
Herbert Rubinstein*

/s/ James M. Srygley           Trustee                           April 26, 2004
----------------------------
James M. Srygley*

/s/ John T. Sullivan           Chairman of the Board             April 26, 2004
----------------------------   and Trustee
John T. Sullivan*

/s/ Robert F. Wentworth        Trustee                           April 26, 2004
----------------------------
Robert F. Wentworth*



* By: /s/ Larry R. Lavoie
      ----------------------
      Larry R. Lavoie
      (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit
Number       Description
------       -----------

(i)          Opinion and Consent of Counsel

(j)(i)       Consent of Independent Accountants